                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                             CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                            DATE OF REPORT:  MAY 29, 1998


                        DAYTON HUDSON RECEIVABLES CORPORATION
                        -------------------------------------
                (Exact name of registrant as specified in its charter)

                                      MINNESOTA
                                      ---------
                    (State or other jurisdiction of incorporation)



         0-26930                                      41-1812153
         -------                                      ----------
  (Commission File Number)             (I.R.S. Employer Identification Number)




                       Dayton Hudson Receivables Corporation
                               80 South Eighth Street
                               14th Floor, Suite 1401
                            Minneapolis, Minnesota 55402
                                   (612)370-6530
                (Address, including Zip Code, and Telephone Number,
          Including Area Code, of Registrant's Principal Executive Office)



                                  Page 1 of 19 Pages
                         The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended May 2, 1998 and the Monthly Certificateholders' Statements for the Monthly Period ended May 2, 1998, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on May 20, 1998, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on May 26, 1998.

The above described Monthly Servicer's Certificates are filed as Exhibits 20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.


                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 1998

                               DAYTON HUDSON RECEIVABLES CORPORATION


                               By:     /s/ Stephen C. Kowalke

                               Name:   Stephen C. Kowalke
                               Title:  Vice President and Treasurer

                                    EXHIBIT INDEX

                                                               SEQUENTIALLY
EXHIBIT NUMBER                    DESCRIPTION                 NUMBERED PAGE
--------------                    -----------                 -------------
          20.1           Series 1995-1 Monthly                      4
                         Servicer's Certificate for the
                         Monthly Period ended
                         May 2, 1998.

          20.2           Series 1995-1 Monthly                      6
                         Certificateholders'
                         Statement for the Monthly
                         Period ended May 2, 1998.

          20.3           Series 1997-1 Monthly                      12
                         Servicer's Certificate for the
                         Monthly Period ended
                         May 2, 1998.

          20.4           Series 1997-1 Monthly                      14
                         Certificateholders'
                         Statement for the Monthly
                         Period ended May 2, 1998.

